SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 13, 1998


                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                     0-25812                    16-1353600
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(State or other jurisdiction           (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)


510 Huntmar Park Drive, Herndon, Virginia                            20170
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (703) 904-4100



         (Former name or former address, if changed since last report)
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Item 5.       Other Events

         On April 13, 1998, PSINet Inc. (the "Company") completed its previously announced offering of $600 million aggregate principal amount of 10% Senior Notes due 2005 (the "Notes"). The Notes were issued and sold to Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Chase Securities Inc., as initial purchasers (the "Initial Purchasers"), in reliance on Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), as a transaction by an issuer not involving any public offering. The Initial Purchasers advised the Company that they resold the Notes to persons whom the Initial Purchasers reasonably believed to be "qualified institutional buyers" (as defined in Rule 144A under the Securities
Act) and to persons permitted to purchase the Notes in offshore transactions in reliance on Regulation S under the Securities Act. In connection with the offering, the Initial Purchasers had adequate access to information regarding the Company, each of the Initial Purchasers made certain representations and warranties to the Company, including, among others, that it was an "accredited investor" (as defined in Rule 501 of Regulation D under the Securities Act) and was not acquiring the Notes with a view to any distribution thereof in a transaction that would violate the Securities Act, and appropriate legends regarding the restricted nature of the Notes were affixed to the global certificates representing the Notes.

         The Notes are senior unsecured obligations of the Company ranking pari passu in right of payment with all existing and future unsecured and unsubordinated indebtedness of the Company and senior in right of payment to all existing and future subordinated indebtedness of the Company.

         The Notes will mature on February 15, 2005. Interest on the Notes will be payable semi-annually on August 15 and February 15 of each year, commencing August 15, 1998. The Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after February 15 of 2002, 2003 and 2004 at 105%, 102% and 100% of the principal amount thereof, respectively, in each case, plus accrued and unpaid interest to the date of redemption. In addition, on or prior to February 15, 2001, the Company may redeem up to 35% of the original aggregate principal amount of the Notes at a redemption price of 110% of the principal amount thereof, plus accrued and unpaid interest to the date of redemption, with the net cash proceeds of certain public equity offerings or the sale of stock to one or more strategic investors, provided that at least 65% of the original aggregate principal amount of the Notes remains outstanding immediately after such redemption. Upon the occurrence of certain change of control events, the Company will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

         The net proceeds of the offering, after deducting discounts and commissions and expenses payable by the Company, were approximately $580.75 million. Concurrently with the closing of the offering, the Company deposited $138.7 million of such net proceeds into an escrow account, which, together with the proceeds of the investment thereof, will be sufficient to pay when due the first five semi-annual interest payments on the Notes. Of the remaining net proceeds of the offering, $20 million were used to repay certain indebtedness and the balance are expected to be used to finance capital expenditures (including, without limitation, facilities and



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equipment in  connection  with the  development  and  expansion of the Company's domestic and international network) and working capital requirements (including, without limitation, debt service obligations) of the Company. In addition, a portion of the net proceeds is expected to be used to make strategic investments in or acquisitions of businesses or assets related or complementary to the Company's existing business.

         There is no established trading market for the Notes and the Company does not intend to apply for listing on any securities exchange; however, the Notes are eligible for trading in the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") market of the National Association of Securities Dealers, Inc. The Notes have been rated B3 by Moody's Investors Service and B- by Standard & Poor's.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

        (c)      Exhibits

                 Exhibit 4.1 Indenture, dated as of April 13, 1998, between PSINet Inc. and Wilmington Trust Company, as trustee

                 Exhibit 4.2         Form of 10% Senior Note Due 2005, Series A

                 Exhibit 10.1 Registration Rights Agreement, dated as of April 13, 1998, among PSINet Inc. and Donaldson Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Chase Securities Inc.

                 Exhibit 10.2 Interest Escrow Agreement, dated as of April 13, 1998, among PSINet Inc. and Wilmington Trust Company, as escrow agent, and Wilmington Trust Company, as trustee




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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 22, 1998                           PSINET INC.


                                                 By: /s/ Kathleen B. Horne
                                                     Kathleen B. Horne
                                                     Vice President



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                                  EXHIBIT INDEX




      Exhibit
       Number         Exhibit Name                                     Location
       ------         ------------                                     --------
         4.1          Indenture, dated as of April 13, 1998,                6
                      between PSINet Inc. and Wilmington
                      Trust Company, as trustee
         4.2          Form of 10% Senior Note Due 2005, Series A          117
        10.1          Registration Rights Agreement, dated as of          126
                      April 13, 1998, among PSINet Inc. and
                      Donaldson Lufkin & Jenrette Securities
                      Corporation, Merrill Lynch, Pierce,
                      Fenner & Smith Incorporated and Chase
                      Securities Inc.
        10.2          Interest Escrow Agreement, dated as of              148
                      April 13, 1998, among PSINet Inc. and
                      Wilmington Trust Company, as escrow agent, and Wilmington Trust Company, as trustee





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